                                                                     EXHIBIT (q)


                                POWER OF ATTORNEY

The undersigned,

1)   being officers and trustees/directors of:

     a) each of the Van Kampen Open-End Trusts (the "Delaware Open-End Trusts") as indicated on Schedule 1 attached hereto and incorporated by reference, each a Delaware statutory trust,

     b) the Van Kampen Pennsylvania Tax Free Income Fund (the "Pennsylvania Open-End Trust"), a Pennsylvania trust, and

     c) the Van Kampen Series Fund, Inc. (the "Corporation"), a Maryland corporation, (collectively, the Delaware Open-End Trusts, Pennsylvania Open-End Trust, and the Corporation are referred to herein as the "Open-End Funds");

     d) each of the Van Kampen Closed-End Trusts (the "Massachusetts Closed-End Trusts") as indicated on Schedule 2 attached hereto and incorporated by reference, each a Massachusetts business trust,

     e) the Van Kampen Bond Fund (the "Delaware Closed-End Trust"), a Delaware statutory trust,

     f) each of the Van Kampen Pennsylvania Quality Municipal Trust, Van Kampen Trust for Investment Grade Pennsylvania Municipals, Van Kampen Advantage Pennsylvania Municipal Income Trust and Van Kampen Pennsylvania Value Municipal Income Trust (the "Pennsylvania Closed-End Trusts"), each a Pennsylvania trust (collectively, the Massachusetts Closed-End Trusts, Delaware Closed-End Trust and Pennsylvania Closed-End Trusts are referred to herein as the "Closed-End Funds");

2) being officers and trustees, with the exception of Jerry D. Choate, Linda Hutton Heagy, R. Craig Kennedy, Ronald E. Robison (Mr. Robison is president but not a trustee), Jack E. Nelson and Suzanne H. Woolsey, of:

     a) each of the Van Kampen Senior Income Trust and Van Kampen Senior Loan Fund (the "Senior Loan Funds"), each a Massachusetts business trust;

3)   being officers and managing general partners of:

     a) the Van Kampen Exchange Fund (the "Exchange Fund"), a California Limited Partnership (collectively, the Open-End Funds, Closed-End Funds, Senior Loan Funds and Exchange Fund are referred to herein as the "Funds")


do hereby, in the capacities shown below, appoint any Assistant Secretary, Secretary or Vice President of the Funds, as agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, as fully to all intents as he or she might or could do in person, for the purposes to execute and deliver, for and on behalf of the undersigned, any Registration Statement on Form N-1A of the Open-End Funds or Exchange Fund (including any and all amendments thereto), any Registration Statement on Form N-2 of the Closed-End Funds or Senior Loan Funds (including any and all amendments thereto), any Registration Statement on Form N-14 of the Funds (including any and all amendments thereto) and any other document, upon the advice of counsel, filed by each Fund with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated: November 16, 2005

        Signature                                                         Title
        ---------                                                         -----

        /s/ Ronald E. Robison
---------------------------------------------                 President and Principal Executive Officer
        Ronald E. Robison

        /s/ Phillip G. Goff
---------------------------------------------                 Chief Financial Officer and Treasurer
        Phillip G. Goff

        /s/ Stefanie Chang Yu
---------------------------------------------                 Vice President and Secretary
        Stefanie Chang Yu

        /s/ David C. Arch
--------------------------------------------                  Trustee/Director/Managing General Partner
        David C. Arch

        /s/ Jerry D. Choate
--------------------------------------------                  Trustee/Director/Managing General Partner
        Jerry D. Choate

        /s/ Rod Dammeyer
--------------------------------------------                  Trustee/Director/Managing General Partner
        Rod Dammeyer

        /s/ Linda Hutton Heagy
---------------------------------------------                 Trustee/Director/Managing General Partner
        Linda Hutton Heagy

        /s/ R. Craig Kennedy
---------------------------------------------                 Trustee/Director/Managing General Partner
        R. Craig Kennedy

        /s/ Howard J Kerr
---------------------------------------------                 Trustee/Director/Managing General Partner
        Howard J Kerr

        /s/ Jack E. Nelson
---------------------------------------------                 Trustee/Director/Managing General Partner
        Jack E. Nelson

        /s/ Hugo F. Sonnenschein
---------------------------------------------                 Trustee/Director/Managing General Partner
        Hugo F. Sonnenschein

        /s/ Wayne W. Whalen
---------------------------------------------                 Trustee/Director/Managing General Partner
        Wayne W. Whalen

        /s/ Suzanne H. Woolsey
---------------------------------------------                 Trustee/Director/Managing General Partner
        Suzanne H. Woolsey


                                   SCHEDULE 1
                                   ----------


VAN KAMPEN U.S. GOVERNMENT TRUST
VAN KAMPEN TAX FREE TRUST
VAN KAMPEN TRUST
VAN KAMPEN EQUITY TRUST
VAN KAMPEN EQUITY TRUST II
VAN KAMPEN TAX FREE MONEY FUND VAN KAMPEN COMSTOCK FUND VAN KAMPEN CORPORATE BOND FUND VAN KAMPEN EMERGING GROWTH FUND VAN KAMPEN ENTERPRISE FUND VAN KAMPEN EQUITY AND INCOME FUND VAN KAMPEN GOVERNMENT SECURITIES FUND VAN KAMPEN GROWTH AND INCOME FUND VAN KAMPEN HARBOR FUND VAN KAMPEN HIGH YIELD FUND VAN KAMPEN LIFE INVESTMENT TRUST VAN KAMPEN LIMITED DURATION FUND VAN KAMPEN PACE FUND VAN KAMPEN REAL ESTATE SECURITIES FUND VAN KAMPEN RESERVE FUND VAN KAMPEN TAX-EXEMPT TRUST

                                   SCHEDULE 2
                                   ----------

VAN KAMPEN CALIFORNIA MUNICIPAL TRUST VAN KAMPEN HIGH INCOME TRUST II VAN KAMPEN MUNICIPAL TRUST VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST VAN KAMPEN TRUST FOR INSURED MUNICIPALS VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST VAN KAMPEN VALUE MUNICIPAL INCOME TRUST VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST Van Kampen income trust